Exhibit 10.1

ASSIGNMENT AND BORROWING BASE INCREASE AGREEMENT

THIS ASSIGNMENT AND BORROWING BASE INCREASE AGREEMENT (hereinafter called this “Agreement”) is entered into as of September 30, 2014, by and among MIDSTATES PETROLEUM COMPANY, INC., a Delaware corporation (the “Parent”), MIDSTATES PETROLEUM COMPANY LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto, and SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), as an Issuing Lender and as Swing Line Lender.

WITNESSETH:

WHEREAS, Borrower, Administrative Agent, the Issuing Lender, the Swing Line Lender and the lenders party thereto (the “Lenders”) entered into that certain Second Amended and Restated Credit Agreement dated as of June 8, 2012 (as amended, restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), whereby the Lenders have agreed to make certain loans to Borrower upon the terms and conditions set forth therein;

WHEREAS, Administrative Agent has recommended, and Borrower and each Lender has agreed, that the Conforming Borrowing Base be increased to an amount equal to $525,000,000;

WHEREAS, certain Lenders (each, an “Assignee Lender”) have informed Borrower and Administrative Agent that they intend to purchase and assume (severally and not jointly) a portion of the Commitments, outstanding Loans, outstanding LC Obligation, and other rights and obligations under the Credit Agreement and the other Loan Documents of Citibank, N.A. (“Exiting Lender”), Morgan Stanley Bank, N.A. and The Royal Bank of Scotland plc (each (including Exiting Lender), an “Assignor Lender”), and each Assignor Lender has agreed to sell and assign (severally and not jointly), in the case of Exiting Lender, all of, and in the case of each other Assignor Lender, a portion of, its respective Commitment, outstanding Loans, outstanding LC Obligations, and other rights and obligations under the Credit Agreement such that, after giving effect hereto, Exiting Lender shall no longer be a Lender under the Credit Agreement and each other Lender will have a Commitment and corresponding Pro Rata Share of the aggregate outstanding Loans and LC Obligations under the Credit Agreement as set forth on Annex A;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Agreement hereby agree as follows:

Section 1.                                           Terms Defined in Credit Agreement.  As used in this Agreement, except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement (as amended hereby) shall have the same meaning herein as therein defined, all of such terms and their definitions being incorporated herein by reference.

Section 2.                                           Scheduled Borrowing Base Redetermination.

(a)                                 Pursuant to Section 2.04(a) of the Credit Agreement, on and as of October 1, 2014, but subject to the occurrence of the Agreement Effective Date, the Conforming

Borrowing Base shall automatically increase to $525,000,000 (the “Conforming Borrowing Base Increase”) until adjusted in accordance with Section 2.04(f) of the Credit Agreement or otherwise redetermined.

(b)                                 Both the Parent and the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Conforming Borrowing Base pursuant to clause (a) of this Section 2 shall constitute the regularly scheduled redetermination of the Conforming Borrowing Base for October 1, 2014 (and shall not constitute a discretionary redetermination of the Conforming Borrowing Base by either the Borrower, on the one hand, or the Administrative Agent or Lenders, on the other hand, pursuant to Section 2.04(e) of the Credit Agreement).

Section 3.                                           Conditions of Agreement Effective Date.  The Conforming Borrowing Base Increase set forth in Section 2 and the assignments set forth in Section 6 will become effective on the date (the “Agreement Effective Date”) on which each of the following conditions precedent are satisfied (or are waived by the Administrative Agent and the Lenders in their sole discretion):

(a)                                 Borrower, Parent and each Lender shall have delivered to Administrative Agent duly executed counterparts of this Agreement;

(b)                                 Borrower shall have made payment of all fees and expenses then due and payable under the Credit Agreement, including any fees and expenses then due and payable in connection with this Agreement pursuant to Section 12.04(a) of the Credit Agreement, in the case of expenses to the extent invoiced at least three business days prior to the Agreement Effective Date (except as otherwise reasonably agreed by Borrower); and

(c)                                  Administrative Agent shall have received a certificate executed by a Responsible Officer of each of Borrower and Parent stating that (i) the representations and warranties in Article VI of the Credit Agreement shall be true and correct in all material respects (except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects), on and as of the Agreement Effective Date with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date in which case they shall be true and correct in all material respects, except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing.

Section 4.                                           Upfront Fees.  Borrower agrees to pay to the Administrative Agent on the Agreement Effective Date for the account of each Lender that has increased its Commitment to the Conforming Borrowing Base under the Credit Agreement pursuant to this Agreement relative to such Lender’s Commitment to the Conforming Borrowing Base under the Credit Agreement immediately prior to the Agreement Effective Date (each such Lender described the foregoing clause, an “Increasing Lender”), a one-time upfront fee in an amount of thirty-seven and one half (37.5) basis points times the amount of the difference between each such Increasing Lender’s Commitment to the Conforming Borrowing Base immediately after the Agreement Effective Date and each such Increasing Lender’s Commitment to the Conforming Borrowing

Base immediately prior to the Agreement Effective Date (it being understood and agreed that such upfront fee shall not be payable with respect to any Lender or its affiliates if the total Commitment of such Lender and its affiliates to the Conforming Borrowing Base is less than or equal to the total Commitment of such Lender and its affiliates to the Conforming Borrowing Base under the Credit Agreement immediately prior to the Agreement Effective Date); provided, that for purposes of determining any Lender’s Commitment to the Conforming Borrowing Base before or after giving effect to the Agreement Effective Date pursuant to this Section 4, the Commitments of any Lender and of its affiliates shall be deemed to be a single Commitment.

Section 5.                                           Representations and Warranties.  On the Agreement Effective Date, each of Parent and Borrower represents and warrants to Administrative Agent and each of the Lenders that:

(a)                                 Each Loan Party: (i) is validly existing and (ii) has the power and authority to execute, deliver, and perform its obligations under this Agreement and each other Loan Document to which it is a party except where the failure does not constitute a Default and could not reasonably be expected to have a Material Adverse Effect.

(b)                                 The execution, delivery and performance by each of Parent and Borrower of this Agreement and each other Loan Document to which it is a party has been duly authorized by all necessary limited liability company or corporate action, as applicable, and does not and will not contravene the terms of any of such Person’s Organization Documents.

(c)                                  This Agreement and each other Loan Document to which each Loan Party is a party constitutes the legal, valid and binding obligations of such Person to the extent it is a party thereto, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

Section 6.                                           Assignment and Assumption.

(a)                                 As of the Agreement Effective Date (and subject to the conditions set forth in Section 3 above), each Assignor Lender hereby irrevocably sells and assigns, severally and not jointly, to the Assignee Lenders, and the Assignee Lenders hereby irrevocably purchase and assume from each Assignor Lender, severally and not jointly, (i) all (in the case of Exiting Lender) or a portion (in the case of each other Assignor Lender), as applicable, of each Assignor Lender’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other document or instrument delivered pursuant thereto to the extent related to the amount and percentage interest of such outstanding rights and obligations of such Assignor Lender under the Credit Agreement (including any letters of credit thereunder) to the extent related to the amount and percentage interest necessary to cause the Commitments and Pro Rata Shares of all Lenders to be, after giving effect to such assignments, as set forth on Annex A hereto, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assignor Lender (in its capacity as Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other document or instrument delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) being referred to herein collectively for each such Assignor Lender as the “Assigned Interests”), subject to and in accordance with this Section 6.  Such sale and assignment is without recourse to any Assignor Lender and, except as expressly provided in this Section 6, without representation or warranty by any Assignor Lender.

(b)                                 Each Assignor Lender (i) represents and warrants that (A) it is the legal and beneficial owner of the Pro Rata Share of its Assigned Interests, (B) such Assigned Interests are free and clear of any lien, encumbrance or other adverse claim, and (C) it has full power and authority, and has taken all action necessary, to execute and deliver this assignment and to consummate the transactions contemplated by this Section 6, and (ii) assumes no responsibility with respect to (A) any statements, warranties or representation made in or in connection with the Credit Agreement or any other Loan Document, (B) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any Collateral thereunder, (C) the financial condition of Borrower or any other Loan Party, or (D) the performance or observance by Borrower or any other Loan Party of any of their respective obligations under any Loan Document.

(c)                                  Each Assignee Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this assignment and to consummate the transactions contemplated hereby, (B) it satisfies the requirements specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interests being assigned to it hereunder, (C) it has received copies of the most recent financial statements delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase the Assigned Interests purchased by it hereunder on the basis of which it has made such analysis and decision independently and without reliance on Administrative Agent, the Arrangers, or any other Lender, and (D) if it is a Foreign Lender, it has supplied to Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee Lender, and (ii) agrees that (A) it will, independently and without reliance on Administrative Agent, any Assignor Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(d)                                 From and after the Agreement Effective Date, the Administrative Agent shall distribute all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the applicable Assignor Lenders for amounts that have accrued to but excluding the Agreement Effective Date and to the appropriate Assignee Lenders as specified on Annex A hereto for amounts that accrue from and after the Agreement Effective Date.

(e)                                  Borrower shall pay to each Assignor Lender all break funding payments actually incurred payable in accordance with Section 3.04 of the Credit Agreement in connection with the assignments made pursuant to this Section 6.

(f)                                   After giving effect to this Section 6, each Assignor Lender, each Assignee Lender and each other Lender will have a Commitment and corresponding Pro Rata Share of the aggregate outstanding Loans and LC Obligation under the Credit Agreement as set forth on Annex A (and for the avoidance of doubt, Exiting Lender shall cease to be a Lender under the Credit Agreement from and after the Agreement Effective Date).

Section 7.                                           Correction of Scrivener’s Omission in Third Amendment to Credit Agreement.  In order to correct a scrivener’s omission from that certain Assignment and Third Amendment to Credit Agreement dated as of May 20, 2013, among Parent, Borrower, Administrative Agent and the Lender party thereto, the parties hereto acknowledge and confirm that the “Maximum Loan Amounts” set forth in Item 1.A of Appendix I of the Credit Agreement was increased from $500,000,000 to $750,000,000 pursuant to such Third Amendment.

Section 8.                                           Reference to and Effect on the Credit Agreement.

(a)                                 Upon the Agreement Effective Date and thereafter, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Except as specifically amended by this Agreement, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

Section 9.                                           Cost and Expenses.  Each of Parent and Borrower agrees to pay fees and expenses in connection with this Agreement pursuant to the terms and conditions of Section 12.04(a) of the Credit Agreement.

Section 10.                                    Extent of Agreements.  Except as specifically set forth in this Agreement, the Credit Agreement and the other Loan Documents are not amended, modified or affected hereby.  Each of Parent and Borrower hereby ratifies and confirms that (i) except as specifically set forth in this Agreement, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral is unimpaired by this Agreement.

Section 11.                                    Execution and Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement.

Section 12.                                    Governing Law.  This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of New York, except to the extent that federal laws of the United States of America apply.

Section 13.                                    Headings.  Section headings in this Agreement are included herein for convenience and reference only and shall not constitute a part of this Agreement for any other purpose.

Section 14.                                    No Waiver.  Borrower hereby agrees that except as expressly set forth in this Agreement, no Default or Event of Default has been waived or remedied by the execution of this Agreement by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.  Nothing contained in this Agreement nor any past indulgence by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender, nor any other action or inaction on behalf of Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender shall constitute or be deemed to constitute an election of remedies by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender.

Section 15.                                    Loan Document.  This Agreement is a Loan Document.

Section 16.                                    NO ORAL AGREEMENTS.  THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS.  THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ADMINISTRATIVE AGENT, THE SWING LINE LENDER, ANY ISSUING LENDER AND/OR LENDERS (TOGETHER WITH THE FEE LETTERS) REPRESENT THE FINAL AGREEMENT REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written,

MIDSTATES PETROLEUM COMPANY LLC, a Delaware limited liability company, as Borrower

By:	/s/ Nelson M. Haight
	Name:	Nelson M. Haight
	Title:	Senior Vice President and Chief Financial Officer

MIDSTATES PETROLEUM COMPANY, INC., a Delaware corporation, as Parent

By:	/s/ Nelson M. Haight
	Name:	Nelson M. Haight
	Title:	Senior Vice President and Chief Financial Officer

[Assignment and Borrowing Base Increase Agreement - Signature Page]

SUNTRUST BANK, as Administrative Agent, as Swing Line Lender and as an Issuing Lender

By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

[Assignment and Borrowing Base Increase Agreement - Signature Page]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Vice President

[Assignment and Borrowing Base Increase Agreement - Signature Page]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tony Alexander
	Name:	Tony Alexander
	Title:	Vice President

[Assignment and Borrowing Base Increase Agreement - Signature Page]

CITIBANK, N.A., as Exiting Lender (joining only for purpose of Section 6 of this Agreement)

By:	/s/ Phillip Ballard
	Name:	Phillip Ballard
	Title:	Vice President

[Assignment and Borrowing Base Increase Agreement - Signature Page]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[Assignment and Borrowing Base Increase Agreement - Signature Page]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

[Assignment and Borrowing Base Increase Agreement - Signature Page]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Assignment and Borrowing Base Increase Agreement - Signature Page]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

[Assignment and Borrowing Base Increase Agreement - Signature Page]

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Justin Bellamy
	Name:	Justin Bellamy
	Title:	Director

By:	/s/ Stuart Murray
	Name:	Stuart Murray
	Title:	Managing Director

[Assignment and Borrowing Base Increase Agreement - Signature Page]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

[Assignment and Borrowing Base Increase Agreement - Signature Page]

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ David Bornstein
	Name:	David Bornstein
	Title:	Director

[Assignment and Borrowing Base Increase Agreement - Signature Page]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ James L. Moyes
	Name:	James L. Moyes
	Title:	Managing Director

[Assignment and Borrowing Base Increase Agreement - Signature Page]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

[Assignment and Borrowing Base Increase Agreement - Signature Page]

ANNEX A

SCHEDULE 2.01

COMMITMENTS AND
PRO RATA SHARES

Lender	Maximum Loan Amount	Pro Rata Share

SunTrust Bank	$99,285,714.29	13.23809523810%

Bank of America, N.A.	$89,285,714.29	11.90476190476%

Royal Bank of Canada	$81,428,571.43	10.85714285714%

Société Générale	$81,428,571.43	10.85714285714%

Morgan Stanley Bank, N.A.	$67,857,142.86	9.04761904762%

Morgan Stanley Senior Funding, Inc.	$27,142,857.14	3.61904761905%

Goldman Sachs Bank USA	$54,285,714.28	7.23809523810%

The Bank of Nova Scotia	$54,285,714.28	7.23809523810%

Natixis	$52,500,000.00	7.00000000000%

Capital One, National Association	$47,500,000.00	6.33333333333%

KeyBank National Association	$47,500,000.00	6.33333333333%

The Royal Bank of Scotland plc	$47,500,000.00	6.33333333333%

Citibank, N.A.	-0-	-0-

Total:	$750,000,000.00	100.0000000%

Annex A to Assignment and Borrowing Base Agreement